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                                                                   Exhibit 10.33



                 2 1/2% CONVERTIBLE SUBORDINATED NOTES DUE 2023

                          REGISTRATION RIGHTS AGREEMENT

                           Dated as of August 19, 2003

                                     between

                                 ALKERMES, INC.
                                 as the Company,

                                       and

                         U.S. BANCORP PIPER JAFFRAY INC.
                                  as Purchaser
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         This Registration Rights Agreement is made and entered into as of
August 19, 2003 between Alkermes, Inc., a Pennsylvania corporation (the "Company") and U.S. Bancorp Piper Jaffray Inc. (the "Purchaser") who has purchased or has the right to purchase up to $100,000,000 in aggregate principal amount of 2 1/2% Convertible Subordinated Notes due 2023 (or up to $125,000,000 if the option set forth in Section 2(b) of the Purchase Agreement (as defined below) is exercised in full by the Purchaser) of the Company pursuant to the Purchase Agreement.

         This Agreement is made pursuant to the Purchase Agreement, dated August 19, 2003 between the Company and the Purchaser (the "Purchase Agreement"). In order to induce the Purchaser to enter into the Purchase Agreement, the Company has agreed to provide the registration rights provided for in this Agreement to the Purchaser and its respective direct and indirect transferees (i) for the benefit of the Purchaser, (ii) for the benefit of the holders from time to time of the Notes (as such term is defined in Section 1 hereof) (including the Purchaser) and the holders from time to time of the Common Stock (as such term is defined in Section 1 hereof) issuable or issued upon conversion of the Notes and (iii) for the benefit of the securities constituting the Transfer Restricted Securities (as such term is defined in Section 1 hereof). The execution of this Agreement is a condition to the closing of the transactions contemplated by the Purchase Agreement.

         The parties hereby agree as follows:

         1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

                  Act: As defined in the last paragraph of this Section 1.

                  Advice: As defined in Section 2(d) hereof.

                  Affiliate: An affiliate of any specified person shall mean any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control," when used with respect to any person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

                  Agreement: This Registration Rights Agreement, as the same may be amended, supplemented or modified from time to time in accordance with the terms hereof.

                  Business Day: Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to close.

                  Closing Date: August 22, 2003.

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                  Common Stock: Common Stock, $.01 par value per share, of the
Company and any other shares of common stock as may constitute "Common Stock" for purposes of the Indenture, in each case, as issuable or issued upon conversion of the Notes.

                  Company: Alkermes, Inc., a Pennsylvania corporation, and any successor corporation thereto.

                  Company Indemnified Person: As defined in Section 6(c) hereof.

                  controlling person: As defined in Section 6(a) hereof.

                  Damages Payment Date: Each of the semi-annual interest payment dates provided in the Indenture.

                  Effectiveness Period: As defined in Section 2(a) hereof.

                  Effectiveness Target Date: The 150th day following the Closing Date.

                  Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC thereunder.

                  Filing Date: The 60th day after the Closing Date.

                  Holder: Each owner of any Transfer Restricted Securities.

                  Indemnified Person: As defined in Section 6(a) hereof.

                  Indemnified Party: As defined in Section 6(c) hereof.

                  Indemnifying Party: The Company, on one hand or any Holder (or predecessor Holder), on the other hand, as applicable in accordance with Section 6 hereof.

                  Indenture: The Indenture, dated as of the date hereof, between the Company and the Trustee, pursuant to which the Notes are being issued, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof.

                  Liquidated Damages: As defined in Section 3(a) hereof.

                  Notes: The $100,000,000 aggregate principal amount of 2-1/2% Convertible Subordinated Notes due 2023 of the Company being issued pursuant to the Indenture (or $125,000,000 if the option set forth in Section 2(b) of the Purchase Agreement is exercised in full by the Purchaser).

                  Notice and Questionnaire: A written notice delivered to the Company containing substantially the information called for by the Selling Securityholder Notice and Questionnaire attached as Annex A to the Preliminary Offering Circular of the Company dated August 18, 2003 and the Final Offering Circular of the Company dated August 19, 2003 relating to the Notes.

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                  Proceeding: An action, claim, suit or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

                  Prospectus: The prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the resale of any of the Transfer Restricted Securities covered by such Registration Statement, and all other amendments and supplements to any such prospectus, including post-effective amendments, and all materials incorporated by reference or deemed to be incorporated by reference, if any, in such prospectus.

                  Purchase Agreement: As defined in the second paragraph hereof.

                  Purchaser: As defined in the first paragraph hereof.

                  Record Holder: (i) with respect to any Damages Payment Date relating to any Note as to which any such Liquidated Damages have accrued, the registered Holder of such Note on the record date with respect to the interest payment date under the Indenture on which such Damages Payment Date shall occur and (ii) with respect to any Damages Payment Date relating to any shares of Common Stock as to which any such Liquidated Damages have accrued, the registered Holder of such shares 15 days prior to the next succeeding Damages Payment Date.

                  Registration Default: As defined in Section 3(a) hereof.

                  Registration Statement: Any registration statement of the Company filed with the SEC pursuant to the Securities Act that covers the resale of any of the Transfer Restricted Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement.

                  Requisite Information: As defined in Section 2(c) hereof.

                  Restricted Notes: Notes required pursuant to the Indenture to bear the legend set forth in Section 2.5(d) of the Indenture.

                  Rule 144: Rule 144 promulgated by the SEC pursuant to the Securities Act, as such rule may be amended from time to time, or any successor rule or regulation.

                  Rule 144A: Rule 144A promulgated by the SEC pursuant to the Securities Act, as such rule may be amended from time to time, or any successor rule or regulation.

                  Rule 415: Rule 415 promulgated by the SEC pursuant to the Securities Act, as such rule may be amended from time to time, or any successor rule or regulation.

                  Rule 424: Rule 424 promulgated by the SEC pursuant to the Securities Act, as such rule may be amended from time to time, or any successor rule or regulation.

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                  SEC: The Securities and Exchange Commission.

                  Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

                  Shelf Registration Statement: As defined in Section 2(a) hereof.

                  Special Counsel: The special counsel to the Holders.

                  TIA: The Trust Indenture Act of 1939, as amended, and the rules and regulations promulgated by the SEC thereunder.

                  Transfer Restricted Securities: The Restricted Notes and the shares of Common Stock into which such Restricted Notes are converted or convertible (including any shares of Common Stock issued or issuable thereon upon any stock split, stock combination, stock dividend or the like) upon original issuance thereof, and at all times subsequent thereto, and associated related rights, if any, until, in the case of any such Restricted Note or shares of Common Stock (and associated rights) (i) the date on which the resale thereof has been effectively registered under the Securities Act and disposed of in accordance with the Registration Statement relating thereto, (ii) the date on which such security has been distributed to the public pursuant to Rule 144 or is saleable pursuant to paragraph (k) of Rule 144 or (iii) the date on which such security ceases to be outstanding, whichever date is earliest.

                  Trustee: The trustee under the Indenture.

                  underwritten registration or underwritten offering: A registration in connection with which securities of the Company are sold to one or more underwriters for reoffering to the public pursuant to an effective Registration Statement.

                  References herein to the term "Holders of a majority in aggregate principal amount of Transfer Restricted Securities" or words to a similar effect shall mean, with respect to any request, notice, demand, objection or other action by the Holders hereunder or pursuant hereto (each, an "Act"), registered Holders of a number of shares of then-outstanding Common Stock constituting Transfer Restricted Securities and an aggregate principal amount of then-outstanding Notes constituting Transfer Restricted Securities, such that the sum of such shares of Common Stock and the shares of Common Stock issuable upon conversion of such Notes constitutes in excess of 50% of the sum of all of the then-outstanding shares of Common Stock constituting Transfer Restricted Securities and the number of shares of Common Stock issuable upon conversion of then-outstanding Notes constituting Transfer Restricted Securities. For purposes of the preceding sentence, Transfer Restricted Securities owned, directly or indirectly, by the Company or its Affiliates shall be deemed not to be outstanding.

         2.       Shelf Registration Statement.

                  (a) The Company agrees to file with the SEC as soon as reasonably practicable after the Closing Date, but in no event later than the Filing Date a Registration Statement for an

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offering to be made on a continuous basis pursuant to Rule 415, covering all of the Transfer Restricted Securities or separate Registration Statements for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Notes constituting Transfer Restricted Securities and all of the Common Stock constituting Transfer Restricted Securities, respectively (such Registration Statement or Statements, collectively, the "Shelf Registration Statement"). The Shelf Registration Statement shall be on Form S-3 under the Securities Act, on Form S-1 under the Securities Act should the Company be ineligible to use Form S-3 or on another appropriate form selected by the Company permitting registration of such Transfer Restricted Securities for resale by the Holders in the manner or manners reasonably designated by Holders of a majority in aggregate principal amount of Transfer Restricted Securities being sold (including, without limitation, up to two underwritten offerings). The Company shall not permit any securities other than the Transfer Restricted Securities to be included in the Shelf Registration Statement. The Company shall use its reasonable best efforts to cause the Shelf Registration Statement to be declared effective pursuant to the Securities Act as soon as reasonably practicable following the filing thereof and to keep the Shelf Registration Statement continuously effective under the Securities Act for two years after the latest date of original issuance of any of the Notes (subject to extension pursuant to Sections 2(d) hereof) (the "Effectiveness Period"), or such shorter period ending when there cease to be any Transfer Restricted Securities outstanding.

                  (b) Supplements and Amendments. The Company shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective by supplementing and amending the Shelf Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used for the Shelf Registration Statement, if required by the Securities Act or if reasonably requested by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities or by any underwriter of such Transfer Restricted Securities; provided, however, that the Effectiveness Period shall be extended as provided in Section 2(d) hereof.

                  (c) Selling Securityholder Information. Each Holder of Transfer Restricted Securities agrees that if such Holder wishes to sell Transfer Restricted Securities pursuant to the Shelf Registration Statement and related Prospectus, it will do so only in accordance with this Section 2. Each Holder of Transfer Restricted Securities wishing to sell Transfer Restricted Securities pursuant to the Shelf Registration Statement and related Prospectus agrees to deliver a Notice and Questionnaire that includes such information regarding the distribution of its Transfer Restricted Securities as is required by law to be disclosed by the Holder in the Shelf Registration Statement (the "Requisite Information") to the Company prior to any intended distribution of Transfer Restricted Securities under the Shelf Registration Statement. From and after the date the Shelf Registration Statement becomes effective, the Company shall, as promptly as is practicable after the date a Notice and Questionnaire is delivered, and in any event within five (5) Business Days after such date,
(i) if required by applicable law, file with the SEC a post-effective amendment to the Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that the Holder delivering such Notice and Questionnaire is named as a selling securityholder in the Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of the Transfer

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Restricted Securities in accordance with applicable law and, if the Company shall file a post-effective amendment to the Shelf Registration Statement, use its reasonable best efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is practicable, but in any event by the date that is 60 days after the date such post-effective amendment is required by this clause to be filed; (ii) provide such Holder copies of any documents filed pursuant to Section 2(c)(i); and (iii) notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 2(c)(i); provided, that if such Notice and Questionnaire is delivered during a time that the use of the Prospectus is suspended pursuant to Section 2(d), the Company shall so inform the Holder delivering such Notice and Questionnaire and shall take the actions set forth in clauses (i), (ii) and (iii) above upon such time the use of the Prospectus may be resumed, provided, further, that if under applicable law the Company has more than one option as to the type or manner of making any such filing, it will make the required filing or filings in the manner or of a type reasonably expected to result in the earliest availability of the Prospectus for effecting resales of the Holder's Transfer Restricted Securities.

                  If any such Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require, in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force, the deletion of the reference to such Holder in such Registration Statement

                  (d) Certain Notices; Suspension of Sales. Each Holder agrees by acquisition of such Transfer Restricted Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(c)(ii), 4(c)(iii), 4(c)(v) or 4(c)(vi) hereof, such Holder will forthwith discontinue disposition of such Transfer Restricted Securities covered by the Registration Statement and Prospectus (other than in transactions exempt from the registration requirements under the Securities Act) until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Sections 4(c)(i) and 4(k) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus. If the Company shall give any such notice, the Effectiveness Period shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each Holder shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Sections 4(c)(i) and 4(k) hereof or (y) the Advice, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus.

                  (e) Material Events; Suspension of Sales. Notwithstanding the provisions contained in this Section 2, in the event that, in the judgment of the Company's Board of Directors, it is advisable to suspend use of the Prospectus due to pending corporate developments, public filings with the SEC or similar events, the Company shall promptly deliver a written certificate to each registered Holder, the Special Counsel and the managing underwriters, if any, to the effect that the use of the Prospectus is to be suspended until the Company shall deliver a written notice that the use of the Prospectus may be resumed. Thereafter, the use of the Prospectus shall be suspended, and the

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Company shall not be required to maintain the effectiveness of, or amend or update the Shelf Registration Statement, or amend or supplement the Prospectus; provided, however, that the Company shall only be permitted to suspend the use of the Prospectus for a period not to exceed 30 days in any six-month period or two periods not to exceed an aggregate of 60 days in any 12-month period. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as soon as, in the judgment of the Company's Board of Directors, disclosure of the material relating to such pending development, filing or event would not have a materially adverse effect on the Company. If the Company shall give any such suspension notice pursuant to this Section 2(e), the Effectiveness Period shall be extended by the number of days during such period from and including the date of giving such notice to and including the date when each Holder shall have received notice that use of the Prospectus may be resumed.

         3.       Liquidated Damages

                  (a) The Company and the Purchaser agree that the Holders will suffer damages if the Company fails to fulfill its obligations pursuant to
Section 2 hereof and that it would not be possible to ascertain the extent of such damages. Accordingly, the Company hereby agrees to pay liquidated damages ("Liquidated Damages") under the circumstances and to the extent set forth below:

                           (i) to each Holder if the Shelf Registration Statement has not been filed with the SEC on or prior to the Filing Date; or

                           (ii) to each Holder if each Shelf Registration Statement is not declared effective by the SEC on or prior to the applicable Effectiveness Target Date;

                           (iii) to each Holder if the Shelf Registration Statement ceases to be effective or usable at any time during the Effectiveness Period (without being succeeded on the same day immediately by a post-effective amendment or supplement to the Shelf Registration Statement that cures such failure and that is itself, in the case of post-effective amendment, immediately declared effective) for a period of time which shall exceed 90 days in the aggregate in any period of 365 consecutive days; or

                           (iv) to the particular Holder affected by the Company's failure to perform its obligations set forth in
                  Section 2(c) within the time period required therein;

(any of the foregoing, a "Registration Default"); provided that the fact that a Shelf Registration Statement is not usable by a particular Holder at any given time solely as a result of the failure of such Holder to provide Requisite Information with respect to it shall not be relevant for purposes of clause
(iii) above unless such Holder shall have provided such information to the Company and the Company shall have failed to file an appropriate Prospectus supplement or post-effective amendment to the Shelf Registration Statement. In the event of any such Registration Default, the Company shall accrue Liquidated Damages to each applicable Holder during the first 90-day period immediately in an amount equal to $.05 per week per $1,000 principal amount of Notes held by such Holder and, if applicable, on an equivalent basis per share (subject to adjustment in the event of any

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stock split, stock combination, stock dividends and the like) of Common Stock constituting Transfer Restricted Securities held by such Holder for each week or portion thereof that the Registration Default continues. The weekly rate at which such Liquidated Damages accrue shall increase by an additional $.05 per $1,000 principal amount of Notes and, if applicable, an equivalent amount per week per share (subject to adjustment as set forth above) of Common Stock constituting Transfer Restricted Securities for each subsequent continuing 90-day period following the occurrence of such Registration Default until all Registration Defaults have been cured; provided, however, that Liquidated Damages shall not at any time exceed $.25 per week per $1,000 principal amount of Notes or, as applicable, an equivalent amount per week per share (subject to adjustment as set forth above) of Common Stock constituting Transfer Restricted Securities. In no event shall the Company be required to pay Liquidated Damages in excess of the applicable maximum weekly amount, regardless of whether one or multiple Registration Defaults shall exist. Following the cure of all Registration Defaults, the accrual of Liquidated Damages shall cease (without in any way limiting the effect of any subsequent Registration Default). A Registration Default under clause (i) above shall be cured on the date that the applicable Shelf Registration Statement is filed with the SEC; a Registration Default under clause (ii) above shall be cured on the date that the applicable Shelf Registration Statement is declared effective by the SEC; a Registration Default under clause (iii) above shall be cured on the date the applicable Shelf Registration Statement is declared effective or otherwise usable; and a Registration Default under clause (iv) above shall be cured on the date the applicable prospectus supplement to the Shelf Registration Statement is filed or the post-effective amendment with respect to such Shelf Registration Statement is declared effective.

                  (b) The Company shall notify the Trustee within one Business Day after each and every date on which a Registration Default occurs. Liquidated Damages shall be paid by the Company to the Record Holders on each Damages Payment Date in the same manner as interest is paid under the Indenture, in the case of the Notes, and by mailing checks to their registered addresses in the register of the Company for the Common Stock, in the case of shares of Common Stock; provided, however, that any Liquidated Damages accrued with respect to any Note or portion thereof called for redemption on a redemption date, repurchased in connection with a Repurchase Event (as defined in the Indenture) on a repurchase date, or converted into shares of Common Stock on a conversion date prior to the Damages Payment Date, shall, in any such event, be paid instead to the Holder who submitted such Note or portion thereof for redemption, repurchase or conversion on the applicable redemption date, repurchase date or conversion date, as the case may be, on such date (promptly following the conversion date, in the case of conversion of a Note).

                  (c)      All of the Company's obligations set forth in this
Section 3 which are unsatisfied to any extent with respect to any Transfer Restricted Securities at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such security have been satisfied in full (notwithstanding the earlier termination of this Agreement).

                  (d) Any payments due and payable pursuant to this Section 3 with respect to any Notes shall be subject to the provisions of Article IV of the Indenture as if such payments were additional interest on the Notes.

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                  (e)      The parties hereto agree that the Liquidated Damages
provided for in this Section 3 constitute a reasonable estimate of the damages that may be incurred by holders of record of Transfer Restricted Securities by reason of the failure of the Shelf Registration Statement to be filed or declared effective or unavailable (absolutely or as a practical matter) for effecting resales of Transfer Restricted Securities in accordance with the provisions hereof. Notwithstanding the foregoing, the parties agree that the sole contractual damages payable for a violation of the terms of this Agreement with respect to which Liquidated Damages are expressly provided shall be such Liquidated Damages. Nothing in this Section 3(e), however, shall preclude a holder of Transfer Restricted Securities from pursuing or obtaining specific performance or other equitable relief with respect to the Company's failure to pay Liquidated Damages pursuant to this Agreement.

         4. Registration Procedures. In connection with the Company's registration obligations hereunder, the Company shall effect such registrations on the appropriate form selected by the Company to permit the resale of Transfer Restricted Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall as expeditiously as reasonably possible:

                  (a) No fewer than five Business Days prior to the initial filing of a Registration Statement or Prospectus and no fewer than two Business Days prior to the filing of any amendment or supplement thereto, furnish to the registered Holders (determined as of the most recent reasonably practicable date which shall not be more than two Business Days prior to the date such document is personally delivered, delivered to a next-day courier, deposited in the mail or telecopied, as the case may be), Special Counsel and the managing underwriters, if any, copies of all such documents proposed to be filed (excluding, unless requested, those incorporated or deemed to be incorporated by reference and then only to the Holder who so requested) and cause the officers and directors of the Company, counsel to the Company and independent certified public accountants to the Company to respond to such inquiries as shall be necessary in connection with such Registration Statement, in the opinion of Special Counsel and counsel to such underwriters, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file any such Registration Statement or related Prospectus or any amendments or supplements thereto to which the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities, Special Counsel, or the managing underwriters, if any, shall reasonably object on a timely basis;

                  (b) Prepare and file with the SEC such amendments, including post-effective amendments, to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable time period set forth in Section 2(a) hereof in case of the Shelf Registration Statement and in case of any underwritten offering the period of distribution of Transfer Restricted Securities covered by such Registration Statement; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended method or methods of disposition by the Holder set forth in such Registration Statement as so amended or in such Prospectus as so supplemented (including, without limitation, the filing of any Prospectus supplement pursuant to Rule 424 in order to add or change any selling security holder information (including any such supplements or amendments pursuant to Section 2(c)

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hereof, provided such Holder to which such change applies complies with the
Requisite Information requirements of Section 2(c) hereof));

                  (c) Notify the registered Holders (as of the most recent reasonably practicable date which shall not be more than two Business Days prior to the date such notice is personally delivered, delivered to a next-day courier, deposited in the mail or telecopied, as the case may be), Special Counsel and the managing underwriters, if any, promptly (and in the case of an event specified by clause (i)(A) of this paragraph in no event fewer than two Business Days prior to such filing), and (if requested by any such person), confirm such notice in writing, (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment is proposed to be filed, and, (B) with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request of the SEC or any other federal or state governmental authority for amendments or supplements to such Registration Statement or related Prospectus or for additional information related thereto, (iii) of the issuance by the SEC, any state securities commission, any other governmental agency or any court of any stop order, order or injunction suspending or enjoining the use or the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose,
(iv) if at any time any of the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated by Section 4(m) hereof are not true and correct in all material respects during the effectiveness of such agreement, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Transfer Restricted Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (vi) of the existence of any fact and the happening of any event that makes any statement made in such Registration Statement or related Prospectus untrue in any material respect, or that requires the making of any changes in such Registration Statement or Prospectus so that in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and that, in the case of the Prospectus, such Prospectus will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (d) Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of any stop order or order enjoining or suspending the use or effectiveness of a Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Transfer Restricted Securities for sale in any jurisdiction, at the earliest practicable moment;

                  (e) If requested by the Special Counsel, the managing underwriters, if any, or the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities being sold in connection with such offering, (i) promptly include in a Prospectus supplement or post-effective amendment such information as the Special Counsel, the managing underwriters, if any, and such Holders agree should, in their reasonable judgment, be included therein, and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as reasonably practicable after the Company has received notification of the matters to be included in such Prospectus supplement or post-effective amendment; provided, however, that the Company shall not

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be required to take any action pursuant to this Section 4(e) that would, in the opinion of counsel for the Company, violate applicable law or which is not reasonably required to comply with applicable securities laws;

                  (f) Furnish to each Holder who so requests, Special Counsel and each managing underwriter, if any, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements (but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits, unless requested in writing by such Holder, Special Counsel or managing underwriter);

                  (g) Deliver to each Holder, the Special Counsel, and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of Prospectus) and each amendment or supplement thereto as such persons may reasonably request; and, unless the Company shall have given notice to such Holder pursuant to Section 4(c), the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Transfer Restricted Securities and the underwriters, if any, in connection with the offering and sale of the Transfer Restricted Securities covered by such Prospectus and any amendment or supplement thereto, provided, however, that no Holder shall be entitled to use the Prospectus unless and until such Holder shall have furnished to the Company any and all Requisite Information pursuant to Section 2(c) hereof;

                  (h) Use its reasonable best efforts to register or qualify, or cooperate with the Holders of Transfer Restricted Securities to be sold or tendered for, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of, such Transfer Restricted Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions or such other applicable governmental agencies or authorities within the United States as any Holder or underwriter reasonably requests in writing, keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary legally to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the applicable Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any tax in any such jurisdiction where it is not then so subject;

                  (i) In connection with any sale or transfer of Transfer Restricted Securities that will result in such securities no longer being Transfer Restricted Securities, cooperate with the Holders and the managing underwriters, if any, to (A) facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold, which certificates shall not bear any restrictive legends, for the Notes shall bear a CUSIP number different from the CUSIP number for the Transfer Restricted Securities and for any Transfer Restricted Securities shall be in a form eligible for deposit with The Depository Trust Company and (B) enable such Transfer Restricted Securities to be in such denominations and registered in such names as the managing underwriters, if any, or Holders may reasonably request at least two Business Days prior to any sale of Transfer Restricted Securities;

                  (j) Use its best efforts to cause the offering of the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States, except as may be reasonably required as a consequence of the nature of a Holder's business, in which case the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals as may be reasonably necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Transfer Restricted Securities; provided, however, that the Company shall not be required to register the Transfer Restricted Securities in any jurisdiction that would require the Company to qualify to do business in any jurisdiction where it is not then so qualified, subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any tax in any such jurisdiction where it is not then so subject or to;

                  (k)      Upon the occurrence of any event contemplated by
Section 4(c)(vi) hereof, as promptly as reasonably practicable, prepare a supplement or amendment, including, if appropriate, a post-effective amendment, to each Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (l) Prior to the effective date of the first Registration Statement relating to the Transfer Restricted Securities, to provide a CUSIP number for the Transfer Restricted Securities to be sold pursuant to the Registration Statement;

                  (m) Enter into such agreements (including an underwriting agreement in form, scope and substance as are customary in underwritten offerings) reasonably satisfactory to the Company and take all such other reasonable actions in connection therewith (including those reasonably requested by the managing underwriters, if any, or the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities being sold) in order to expedite or facilitate the sale of such Transfer Restricted Securities; provided, however, that the Company is required to facilitate no more than two underwritten offerings. In such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (i) make such representations and warranties to the Holders of such Transfer Restricted Securities and the underwriters, if any, with respect to the business of the Company and its subsidiaries (including with respect to businesses or assets acquired or to be acquired by any of them), and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and reasonably acceptable to the Company, and confirm the same if and when requested; (ii) seek to obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and Special Counsel to the Holders of the Transfer Restricted Securities being sold) addressed to each selling Holder of Transfer Restricted Securities and each of the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings (including any such matters as may be reasonably requested by such Special Counsel and underwriters); (iii) use all reasonable efforts to obtain customary "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed (where reasonably possible) to each selling Holder of Transfer Restricted Securities and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings;
(iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the selling Holders of Transfer Restricted Securities and the underwriters, if any, than those set forth in Section 6 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of the Transfer Restricted Securities covered by such Registration Statement, the managing underwriters and to the Company); and (v) deliver such documents and certificates as may be reasonably requested by the Holders of majority in aggregate principal amount of the Transfer Restricted Securities being sold, their Special Counsel or the managing underwriters, if any, to evidence the continued validity of the representations and warranties made pursuant to clause
(i) of this Section 4(m) and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company;

                  (n) Make available for inspection by a representative of the Holders of Transfer Restricted Securities being sold, any underwriter participating in any such disposition of Transfer Restricted Securities, if any, and any attorney, consultant or accountant retained by such selling Holders or underwriter, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries as they may reasonably request, and cause the officers, directors, agents and employees of the Company and its subsidiaries to supply all information in each case reasonably requested by any such representative, underwriter, attorney, consultant or accountant in connection with such Registration Statement, provided, however, that such persons shall first agree in writing with the Company that any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery or inspection (as the case may be) of such information shall be kept confidential by such persons, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to Federal securities laws in connection with the filing of any Registration Statement or the use of any Prospectus), (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by any such person or (iv) such information becomes available to any such person from a source other than the Company and such source is not bound by a confidentiality agreement;

                  (o) Use its reasonable best efforts to cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement relating to the Transfer

Restricted Securities; and in connection therewith, cooperate with the Trustee and the Holders of Notes constituting Transfer Restricted Securities to effect such changes to the Indenture, if any, as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute, and use its best efforts to cause the Trustee to execute, all customary documents as may be required to effect such changes, and all other forms and documents (including Form T-1) required to be filed with the SEC to enable the Indenture to be so qualified under the TIA in a timely manner;

                  (p) Comply with applicable rules and regulations of the SEC and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act or Rule 158 of the Securities Act (or any similar rule promulgated under the Securities Act), no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and
(ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter after the effective date of a Registration Statement, which statement shall cover said period, consistent with the requirements of Rule 158 of the Securities Act; and

                  (q) (i) list all shares of Common Stock covered by such Registration Statement on any securities exchange on which the Common Stock is then listed or (ii) if required by the applicable rules, authorize for quotation on the National Association of Securities Dealers Automated Quotation System ("Nasdaq") or the National Market of Nasdaq all Common Stock covered by such Registration Statement if the Common Stock is then so authorized for quotation.

         5.       Registration Expenses

                  (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by it whether or not any Registration Statement is filed or becomes effective and whether or not any securities are offered or sold pursuant to any Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filings fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (B) in compliance with securities or Blue Sky laws (including, without limitation and in addition to that provided for in (b) below, reasonable fees and disbursements of counsel for the underwriters or the Special Counsel in connection with Blue Sky qualifications of the Transfer Restricted Securities and determination of the eligibility of the Transfer Restricted Securities for investment under the laws of such jurisdictions as the managing underwriters, if any, or Holders of a majority in aggregate principal amount of Transfer Restricted Securities, may designate)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Transfer Restricted Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses if the printing of Prospectuses is required by the managing underwriters, if any, or by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included), (iii) messenger, telephone and delivery expenses of the Company, (iv) reasonable fees and disbursements of counsel for the Company and the Special Counsel (plus any local counsel deemed appropriate by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities) in accordance with the provisions of Section 5(b) hereof,
(v) fees and disbursements of all
independent certified public accountants referred to in Section 4(m)(iii) (including, without limitation, the expenses of any special audit and "comfort" letters required by or incident to such performance), (vi) Securities Act liability insurance, if the Company so desires such insurance, and (vii) fees and expenses of all other persons retained by the Company. In addition, the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of an annual audit and the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange or the Nasdaq National Market. Notwithstanding anything in this Agreement to the contrary, each Holder shall pay all underwriting discounts and brokerage commissions with respect to any Transfer Restricted Securities sold by it.

                  (b) In connection with any registration hereunder, the Company shall reimburse the Holders of the Transfer Restricted Securities being registered or tendered for in such registration for the reasonable fees and disbursements of not more than one firm of attorneys representing the selling Holders (in addition to any local counsel), which firm shall initially be chosen by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities. Testa, Hurwitz & Thibeault, LLP shall be Special Counsel for all purposes hereof, but which may, with the written consent of the Purchaser (which shall not be unreasonably withheld), be another nationally recognized law firm experienced in securities law matters designated by the Company unless and until another Special Counsel shall have been selected by a majority in aggregate principal amount of the Transfer Restricted Securities and notice hereof shall have been given to the Company.

         6.       Indemnification

                  (a) The Company agrees to indemnify and hold harmless the Purchaser, each Holder, each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any of the foregoing (collectively, "controlling persons" and individually, a "controlling person"), and the respective officers, directors, partners, employees, representatives and agents of the Purchaser, the Holders (including predecessor Holders), or any controlling person (any such person referred to in this clause may hereinafter be referred to as an "Indemnified Person"), from and against:

                           (i) any and all losses, claims, damages, liabilities, expenses and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or in any amendment or supplement thereto or in any preliminary Prospectus, including all documents incorporated therein by reference, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading,

                           (ii) from and against any and all losses, claims, damages, liabilities, expenses and judgments, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, provided that, subject to
                  Section 6(e) below, any such settlement is effected with the prior written consent of the Company, and

                           (iii) from and against any and all expenses whatsoever, as incurred, including the fees and disbursements of counsel, reasonably incurred in investigation, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above, subject to subsection (b), except insofar as such losses, claims, damages, liabilities, expenses or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon written information relating to any Indemnified Person furnished to the Company by or on behalf of such Indemnified Person expressly for use therein; provided, however, that the foregoing indemnity with respect to any preliminary Prospectus shall not inure to the benefit of any Indemnified Person from whom the person asserting such losses, claims, damages, liabilities, expenses and judgments purchased securities if such untrue statement or omission or alleged untrue statement or omission made in such preliminary Prospectus is eliminated or remedied in the Prospectus and a copy of the Prospectus shall not have been furnished to such person in a timely manner due to the wrongful action or wrongful inaction of such Indemnified Person, whether as a result of negligence or otherwise.

                  (b) In case any action shall be brought against any Indemnified Person, based upon any Registration Statement or any such Prospectus or any amendment or supplement thereto and with respect to which indemnity may be sought against the Company, such Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person and payment of all fees and expenses. Any Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person, unless (i) the employment of such counsel shall have been specifically authorized in writing by the Company, (ii) the Company shall have failed to assume the defense and employ counsel or (iii) such Indemnified Person or Persons shall have been advised by counsel that there may be a conflict between the positions of the indemnifying party or parties and of the indemnified party or parties in conducting the defense of such action or proceeding or that there may be legal defenses available to such Indemnified Person or Persons different from or in addition to those available to the indemnifying party or parties (in which case the Company shall not have the right to assume the defense of such action on behalf of such Indemnified Person), it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Indemnified Persons, which firm shall be designated in writing by such Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. The Company shall not be liable for any settlement of any such action effected without its written consent but if settled with the written consent of the Company, the Company agrees to indemnify and hold harmless, in accordance with this Section 6, any Indemnified Person from and against any loss or liability by reason of such settlement. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

                  (c) In connection with any Registration Statement pursuant to which any Holder (or predecessor Holder) sold or offered for resale Transfer Restricted Securities, such Holder (or predecessor Holder) agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers, employees, representatives, agents and any person controlling the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (any such person referred to as a "Company Indemnified Person" and collectively with the Indemnified Persons, any such person referred to as an "Indemnified Party"), to the same extent as the foregoing indemnity from the Company to each Indemnified Person but only with reference to written information relating to such Indemnified Person furnished by or on behalf of such Indemnified Person expressly for use in such Registration Statement. In case any action shall be brought against any Company Indemnified Person, based on such Registration Statement and in respect of which indemnity may be sought against any Indemnifying Party, the Indemnifying Party shall have the rights and duties given to the Company (except that if the Company shall have assumed the defense thereof, such Indemnifying Party shall not be required to do so, but may employ separate counsel therein and participate in defense thereof but the fees and expenses of such counsel shall be at the expense of such Indemnifying Party), and the Company Indemnified Person shall have the rights and duties given to the Indemnified Person by
Section 6(b) hereof.

                  (d) If the indemnification provided for in this Section 6 is unavailable to an Indemnified Party in respect of any losses, claims, damages, liabilities, expenses or judgments referred to therein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities, expenses and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each Indemnified Person on the other hand pursuant to the Purchase Agreement or from the offering for resale of the Transfer Restricted Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and each such Indemnified Person in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities, expenses or judgments, as well as any other relevant equitable considerations. The relative fault of the Company and each such Indemnified Person shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or such Indemnified Person and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Company, the Holders and the Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation (even if the Indemnified Person were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, liabilities, expenses or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 6, no Indemnified Person shall be required to contribute any amount in excess of the amount by which the total net profit received by it in connection with the sale of the Transfer Restricted Securities pursuant to this Agreement exceeds the amount of any damages which such Indemnified Person has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Indemnified Persons' obligations to contribute pursuant to this Section 6(d) are several in proportion to the respective amount of Transfer Restricted Securities included in and sold pursuant to any such Registration Statement by each Indemnified Person and not joint.

                  (e) No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any Indemnified Party is or could have been a party and indemnity was or could have been sought hereunder by such Indemnified Party, unless such settlement, compromise or consent includes (i) an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any Indemnified Party.

                  (f) Any losses, claims, damages, liabilities or expenses for which an Indemnified Party is entitled to indemnification or contribution under this Section 6 shall be paid by the Indemnifying Party to the Indemnified Party as such losses, claims, damages, liabilities or expenses are incurred, but in all cases, no later than thirty (30) days of invoice to the Indemnifying Party, provided, however, that the Indemnified Party may not issue invoices to the Indemnifying Party pursuant to this Section 6 more than once per month.

         7.       Rules 144 and 144A

                  The Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time it is not required to file such reports but in the past had been required to or did file such reports, it will, upon the request of any Holder, make available other information as required by, and so long as necessary to permit sales of, its Transfer Restricted Securities pursuant to Rule 144 and Rule 144A. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

         8.       Underwritten Registrations

                  If any of the Transfer Restricted Securities covered by the Shelf Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be investment bankers of recognized national standing selected by the Holders of a majority in aggregate principal amount of such the Notes (or the proportional amount of Common Stock held as Transfer Restricted Securities) included in such offering, subject to the consent of the Company (which will not be unreasonably withheld or delayed).

                  No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities underwriting agreements, lock-up agreements and other documents reasonably required under the terms of such underwriting arrangements.

         9.       Miscellaneous

                  (a) Remedies. In the event of a breach by the Company or by a Holder of any of their respective obligations under this Agreement, each Holder or the Company, in addition to being entitled to exercise all rights granted by law, including, without limitation, recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, they shall waive the defense that a remedy at law would be adequate. This Section 9(a) shall not apply to
Section 3.

                  (b) No Inconsistent Agreements. The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The Company is not currently a party to any agreement granting any registration rights with respect to any of its securities to any person which conflicts with the Company's obligations hereunder or gives any other party the right to include any securities in any Registration Statement filed pursuant hereto, except for such rights and conflicts as have been irrevocably waived. Without limiting the generality of the foregoing until the date at which the Securities (as defined in the Purchase Agreement) cease to be Transfer Restricted Securities, without the written consent of the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities, the Company shall not grant to any person the right to request it to register any of its securities under the Securities Act unless the rights so granted are subject in all respect to the prior rights of the Holders set forth herein, and are not otherwise in conflict or inconsistent with the provisions of this Agreement.

                  (c) No Adverse Action Affecting the Transfer Restricted Securities. The Company will not take any action with respect to the Transfer Restricted Securities which would adversely affect the ability of any of the Holders to include such Transfer Restricted Securities in a registration undertaken pursuant to this Agreement.

                  (d) No Piggyback on Registrations. After the date hereof, the Company shall not grant to any of its security holders (other than the Holders in such capacity) the right to include any of its securities in the Shelf Registration Statement.

                  (e) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof, may not be given, without the written consent of the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities; provided, however, that, for the purposes of this Agreement, Transfer Restricted Securities that are owned, directly or indirectly, by either the Company or an Affiliate of the Company are not deemed outstanding. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Transfer Restricted Securities are being sold pursuant to an underwritten offering and that does not directly or indirectly affect the rights of other Holders may be given by Holders of a majority in aggregate principal amount of the Transfer Restricted Securities being sold by such Holders pursuant to such an underwritten offering; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

                  (f) Notices. All notices and other communications provided for herein shall be made in writing by hand-delivery, next day air courier, certified first-class mail, return receipt requested or telecopy; provided a copy of any such telecopy is immediately followed up by next day courier:

                           (i) if to a Holder, to the address of such Holder as it appears in the Note or Common Stock register of the Company, as applicable;

                           (ii)     if to the Company, to:
                                    Alkermes, Inc.
                                    88 Sidney Street
                                    Cambridge, MA 02139
                                    Attn: Chief Financial Officer
                                    Telecopy No.: (617) 494-9255

                                    with a copy to:
                                    Ballard Spahr Andrews & Ingersoll, LLP
                                    1735 Market Street, 51st Floor
                                    Philadelphia, PA 19103-7399
                                    Attn: Morris Cheston, Jr., Esq.
                                    Telecopy No.: (215) 864-8999

                           (iii)    if to the Special Counsel, to:

                                    Testa, Hurwitz & Thibeault, LLP
                                    125 High Street
                                    Boston, MA 02110
                                    Attn: Mitchell S. Bloom, Esq.
                                    Telecopy No.: (617) 248-7100

or such other Special Counsel at such other address and telecopy number as a majority in aggregate principal amount of the Transfer Restricted Securities shall have given notice to the Company as contemplated by Section 5(b) hereof.

                  Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given, when delivered by hand, if personally delivered; one Business Day after being timely delivered to a next-day air courier, five Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is acknowledged by the recipient's telecopier machine, if telecopied; provided a copy of any such telecopy is immediately followed up by next day courier.

                  (g) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each existing and future Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities, other than by operation of law pursuant to a merger or consolidation to which the Company is a party. In the event the Notes constituting Transfer Restricted Securities become convertible into common stock of another person pursuant to Section 15.6 of the Indenture, the Company shall cause such person to assume the Company's obligations hereunder.

                  (h) Counterparts. This Agreement may be executed in any number of counterparts by the parties hereto, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

                  (i) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

                  (j) Severability. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                  (k) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. All references made in this Agreement to "Section" and "paragraph" refer to such Section or paragraph of this Agreement, unless expressly stated otherwise.

                  (l) Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party, as determined by the court, shall be entitled to recover its reasonable attorneys' fees in addition to any other available remedy.

                            [signature page follows]

         IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

                                         ALKERMES, INC.

                                         By:____________________________________

                                         Name:__________________________________

                                         Title:_________________________________

The foregoing Registration Rights
Agreement is hereby confirmed and
agreed to as of the date first
written above:

U.S. BANCORP PIPER JAFFRAY INC.

By:___________________________________
        Authorized Signatory